Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2025 RESULTS

Houston, Texas

October 29, 2025

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its third quarter ended September 30, 2025.

SEACOR Marine’s consolidated operating revenues for the third quarter of 2025 were $59.2 million, operating income was $18.1 million, and direct vessel profit (“DVP”)(1) was $11.5 million. This compares to consolidated operating revenues of $68.9 million, operating loss of $6.5 million, and DVP of $16.0 million in the third quarter of 2024, and consolidated operating revenues of $60.8 million, operating income of $6.1 million, and DVP of $11.3 million in the second quarter of 2025.

Notable third quarter items include:

•
14.1% decrease in revenues from the third quarter of 2024 and a 2.7% decrease from the second quarter of 2025.
•
Average day rates of $19,490, a 3.2% increase from the third quarter of 2024, and a 1.2% decrease from the second quarter of 2025.
•
66% utilization, a decrease from 67% in the third quarter of 2024 and a decrease from 68% in the second quarter of 2025.
•
DVP margin of 19.4%, a decrease from 23.2% in the third quarter of 2024 and an increase from 18.6% in the second quarter of 2025, due in part to $9.9 million of drydocking and major repairs during the third quarter of 2025 compared to $8.3 million in the third quarter of 2024 and $9.2 million in the second quarter of 2025, all of which are expensed as incurred.
•
During the third quarter of 2025, the Company completed the sale of two 335’ class liftboats for total proceeds of $76.0 million and a gain of $30.5 million.

For the third quarter of 2025, net income was $9.0 million ($0.35 earnings per basic and diluted share). This compares to a net loss for the third quarter of 2024 of $16.3 million ($0.59 loss per basic and diluted share). Sequentially, the third quarter 2025 results compare to a net loss of $6.7 million ($0.26 loss per basic and diluted share) in the second quarter of 2025.

Chief Executive Officer John Gellert commented:

“The third quarter results reflect lower revenues driven by lower utilization in our premium liftboat fleet and soft market conditions in the North Sea.

As previously announced, we completed the sale of our two 335’ class liftboats to a foreign buyer at the end of the third quarter. In connection with this sale we incurred some market downtime during the quarter as the two liftboats were taken off the market in order to ensure a timely delivery. Additionally, one of our premium liftboats in the Middle East remained off hire undergoing repairs during the entire quarter. This vessel has now completed its repairs and is mobilizing towards a contract.

Average rates held steady during the quarter, despite poor utilization and pricing in the North Sea, and each of our reporting segments reported positive DVP for the quarter, except the Middle East due to the ongoing repairs of the premium liftboat, which are now completed.

Our fast supply vessel (“FSV”) fleet saw improved utilization and dayrate performance. We reactivated two of the three FSVs previously cold-stacked in the U.S., with one FSV redeployed to a contract internationally during the quarter and another one being prepared for service in international markets.

The platform supply vessel (“PSV”) fleet generated a 24.8% DVP margin despite being negatively affected by continued soft conditions in the North Sea. During the quarter, we were awarded multi-year contracts in Brazil for two of our large hybrid-powered PSVs with contract commencement in Q1 2026. These contracts will reduce our presence in the North Sea to two PSVs.

The successful execution of the liftboat sale during the third quarter demonstrates the deep value of our fleet and allows us to continue our strategic shift away from high volatility markets. We are streamlining our cost structure to reflect the recent asset sales and will utilize our improved liquidity profile to fund our newbuild PSV program and position ourselves for developments in offshore markets in the near term. With a better positioned fleet, an improved cost structure and a strengthened balance sheet, we will continue to explore opportunities to redeploy capital into more attractive assets or consolidation.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Operating Revenues	$59,194	$68,916	$175,503	$201,553
Costs and Expenses:
Operating	47,684	52,907	139,105	150,526
Administrative and general	11,269	11,019	34,753	33,825
Lease expense	280	364	942	1,331
Depreciation and amortization	12,125	12,928	37,025	38,749
	71,358	77,218	211,825	224,431
Gains on Asset Dispositions and Impairments, Net	30,230	1,821	55,202	1,857
Operating Income (Loss)	18,066	(6,481)	18,880	(21,021)
Other Income (Expense):
Interest income	297	358	1,105	1,396
Interest expense	(8,947)	(10,127)	(27,377)	(30,626)
Derivative gains (losses), net	17	67	229	(372)
Foreign currency gains (losses), net	218	(1,717)	(3,097)	(2,357)
Gains on insurance claim settlement	4,581	—	4,581	—
Other, net	(221)	29	(221)	(66)
	(4,055)	(11,390)	(24,780)	(32,025)
Income (Loss) Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	14,011	(17,871)	(5,900)	(53,046)
Income Tax Expense (Benefit)	5,410	(513)	8,822	(270)
Income (Loss) Before Equity in Earnings of 50% or Less Owned Companies	8,601	(17,358)	(14,722)	(52,776)
Equity in Earnings of 50% or Less Owned Companies	393	1,012	1,500	878
Net Income (Loss)	$8,994	$(16,346)	$(13,222)	$(51,898)

Net Earnings (Loss) Per Share:
Basic	$0.35	$(0.59)	$(0.50)	$(1.88)
Diluted	$0.35	$(0.59)	$(0.50)	$(1.88)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,657,809	27,772,733	26,409,312	27,615,699
Diluted	25,887,710	27,772,733	26,409,312	27,615,699

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Time Charter Statistics:
Average Rates Per Day	$19,490	$19,731	$18,825	$18,901	$18,879
Fleet Utilization	66%	68%	60%	72%	67%
Fleet Available Days (2)	4,321	4,310	4,583	4,870	5,026
Operating Revenues:
Time charter	$55,958	$57,673	$51,933	$66,095	$63,313
Bareboat charter	846	838	708	364	372
Other marine services	2,390	2,299	2,858	3,349	5,231
	59,194	60,810	55,499	69,808	68,916
Costs and Expenses:
Operating:
Personnel	17,616	18,969	18,537	20,365	21,940
Repairs and maintenance	14,603	13,648	8,520	10,433	9,945
Drydocking	2,430	5,143	3,869	2,467	6,068
Insurance and loss reserves	1,948	2,982	2,153	2,473	2,584
Fuel, lubes and supplies	4,465	4,296	4,546	4,884	6,574
Other	6,622	4,455	4,303	6,104	5,796
	47,684	49,493	41,928	46,726	52,907
Direct Vessel Profit (1)	11,510	11,317	13,571	23,082	16,009
Other Costs and Expenses:
Lease expense	280	325	337	347	364
Administrative and general	11,269	11,998	11,486	10,888	11,019
Depreciation and amortization	12,125	12,090	12,810	12,879	12,928
	23,674	24,413	24,633	24,114	24,311
Gains on Asset Dispositions and Impairments, Net	30,230	19,163	5,809	11,624	1,821
Operating Income (Loss)	18,066	6,067	(5,253)	10,592	(6,481)
Other Income (Expense):
Interest income	297	372	436	372	358
Interest expense	(8,947)	(8,844)	(9,586)	(10,001)	(10,127)
Derivative gains (losses), net	17	87	125	(536)	67
Loss on debt extinguishment	—	—	—	(31,923)	—
Foreign currency gains (losses), net	218	(2,119)	(1,196)	1,308	(1,717)
Gains on insurance claim settlement	4,581	—	—	—	—
Other, net	(221)	—	—	187	29
	(4,055)	(10,504)	(10,221)	(40,593)	(11,390)
Income (Loss) Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	14,011	(4,437)	(15,474)	(30,001)	(17,871)
Income Tax Expense (Benefit)	5,410	2,508	904	(2,345)	(513)
Income (Loss) Before Equity in Earnings of 50% or Less Owned Companies	8,601	(6,945)	(16,378)	(27,656)	(17,358)
Equity in Earnings of 50% or Less Owned Companies	393	218	889	1,430	1,012
Net Income (Loss)	$8,994	$(6,727)	$(15,489)	$(26,226)	$(16,346)

Net Earnings (Loss) Per Share:
Basic	$0.35	$(0.26)	$(0.56)	$(0.94)	$(0.59)
Diluted	$0.35	$(0.26)	$(0.56)	$(0.94)	$(0.59)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,658	25,687	27,908	27,773	27,773
Diluted	25,888	25,687	27,908	27,773	27,773
Common Shares and Warrants Outstanding at Period End	26,976	26,976	29,488	28,950	28,950

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
United States, primarily Gulf of America
Time Charter Statistics:
Average rates per day worked	$20,419	$25,262	$23,874	$26,116	$17,188
Fleet utilization	53%	48%	25%	45%	42%
Fleet available days	926	1,007	1,121	920	920
Out-of-service days for repairs, maintenance and drydockings	191	144	153	75	116
Out-of-service days for cold-stacked status (2)	116	270	173	184	175
Operating Revenues:
Time charter	$10,024	$12,205	$6,765	$10,744	$6,593
Other marine services	1,108	1,175	235	1,114	1,188
	11,132	13,380	7,000	11,858	7,781
Direct Costs and Expenses:
Operating:
Personnel	5,815	6,854	6,486	6,097	6,297
Repairs and maintenance	1,309	1,950	1,479	1,680	1,655
Drydocking	1,079	3,684	1,066	1,451	2,615
Insurance and loss reserves	816	1,067	702	854	799
Fuel, lubes and supplies	700	1,010	819	854	964
Other	118	631	349	229	225
	9,837	15,196	10,901	11,165	12,555
Direct Vessel Profit (Loss) (1)	$1,295	$(1,816)	$(3,901)	$693	$(4,774)
Other Costs and Expenses:
Lease expense	$148	$139	$136	$136	$140
Depreciation and amortization	3,106	3,203	3,705	3,196	3,194

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$17,983	$19,140	$17,294	$16,895	$18,875
Fleet utilization	75%	77%	70%	73%	77%
Fleet available days	1,656	1,668	1,710	1,856	1,990
Out-of-service days for repairs, maintenance and drydockings	229	248	382	180	203
Out-of-service days for cold-stacked status	—	—	—	—	58
Operating Revenues:
Time charter	$22,357	$24,535	$20,835	$22,999	$28,809
Other marine services	733	806	852	1,027	3,048
	23,090	25,341	21,687	24,026	31,857
Direct Costs and Expenses:
Operating:
Personnel	4,465	5,515	5,183	5,654	6,083
Repairs and maintenance	6,531	4,646	3,462	3,712	3,455
Drydocking	1,413	901	1,241	835	681
Insurance and loss reserves	326	899	594	577	599
Fuel, lubes and supplies	1,781	1,714	2,180	2,226	2,514
Other	3,573	2,357	2,727	3,748	3,975
	18,089	16,032	15,387	16,752	17,307
Direct Vessel Profit (1)	$5,001	$9,309	$6,300	$7,274	$14,550
Other Costs and Expenses:
Lease expense	$8	$51	$63	$82	$75
Depreciation and amortization	4,302	4,263	4,402	4,477	4,540

(1)
See full description of footnote above.
(2)
Includes one FSV cold-stacked in this region as of September 30, 2025.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,818	$15,506	$17,848	$17,337	$17,825
Fleet utilization	64%	73%	75%	88%	71%
Fleet available days	1,104	1,089	1,170	1,266	1,288
Out-of-service days for repairs, maintenance and drydockings	157	204	82	30	229
Operating Revenues:
Time charter	$12,606	$12,365	$15,710	$19,385	$16,411
Other marine services	319	432	292	635	375
	12,925	12,797	16,002	20,020	16,786
Direct Costs and Expenses:
Operating:
Personnel	4,956	4,511	4,927	5,470	5,769
Repairs and maintenance	5,798	6,338	2,505	3,574	3,318
Drydocking	(1)	13	1,031	(226)	832
Insurance and loss reserves	611	842	702	804	927
Fuel, lubes and supplies	1,241	1,279	883	840	1,043
Other	1,167	1,104	881	1,305	1,131
	13,772	14,087	10,929	11,767	13,020
Direct Vessel (Loss) Profit (1)	$(847)	$(1,290)	$5,073	$8,253	$3,766
Other Costs and Expenses:
Lease expense	$70	$72	$83	$72	$73
Depreciation and amortization	3,231	3,227	3,230	3,272	3,261

Latin America
Time Charter Statistics:
Average rates per day worked	$25,541	$23,764	$22,084	$21,390	$21,984
Fleet utilization	68%	66%	67%	73%	63%
Fleet available days (2)	635	546	582	828	828
Out-of-service days for repairs, maintenance and drydockings	7	26	—	20	94
Operating Revenues:
Time charter	$10,971	$8,568	$8,623	$12,967	$11,500
Bareboat charter	846	838	708	364	372
Other marine services	230	(114)	1,479	573	620
	12,047	9,292	10,810	13,904	12,492
Direct Costs and Expenses:
Operating:
Personnel	2,380	2,089	1,941	3,144	3,791
Repairs and maintenance	965	714	1,074	1,467	1,517
Drydocking	(61)	545	531	407	1,940
Insurance and loss reserves	195	174	155	238	259
Fuel, lubes and supplies	743	293	664	964	2,053
Other	1,764	363	346	822	465
	5,986	4,178	4,711	7,042	10,025
Direct Vessel Profit (1)	$6,061	$5,114	$6,099	$6,862	$2,467
Other Costs and Expenses:
Lease expense	$54	$63	$55	$57	$76
Depreciation and amortization	1,486	1,397	1,473	1,934	1,933

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
AHTS
Time Charter Statistics:
Average rates per day worked	$—	$—	$—	$10,410	$10,316
Fleet utilization	—%	—%	—%	79%	46%
Fleet available days	—	—	—	178	334
Out-of-service days for repairs, maintenance and drydockings	—	—	—	28	87
Out-of-service days for cold-stacked status	—	—	—	—	58
Operating Revenues:
Time charter	$—	$(22)	$15	$1,465	$1,576
Other marine services	(7)	(9)	9	—	13
	(7)	(31)	24	1,465	1,589
Direct Costs and Expenses:
Operating:
Personnel	$11	$9	$1	$595	$981
Repairs and maintenance	(24)	255	38	128	239
Drydocking	—	—	—	5	436
Insurance and loss reserves	—	(4)	—	49	66
Fuel, lubes and supplies	3	(125)	66	25	90
Other	18	(4)	12	210	263
	8	131	117	1,012	2,075
Other Costs and Expenses:
Lease expense	$—	$—	$—	$7	$4
Depreciation and amortization	4	3	4	122	175

FSV
Time Charter Statistics:
Average rates per day worked	$14,007	$13,468	$13,786	$13,643	$13,102
Fleet utilization	71%	67%	71%	72%	81%
Fleet available days	1,932	1,935	1,980	2,024	2,024
Out-of-service days for repairs, maintenance and drydockings	236	181	135	118	96
Out-of-service days for cold-stacked status	116	270	90	92	83
Operating Revenues:
Time charter	$19,131	$17,573	$19,357	$19,992	$21,606
Other marine services	566	516	762	416	1,012
	19,697	18,089	20,119	20,408	22,618
Direct Costs and Expenses:
Operating:
Personnel	$4,502	$4,526	$4,933	$5,078	$5,637
Repairs and maintenance	6,041	3,542	2,983	4,480	4,378
Drydocking	678	666	353	426	448
Insurance and loss reserves	270	683	517	422	532
Fuel, lubes and supplies	1,480	1,449	1,173	1,586	1,962
Other	2,889	1,428	1,782	2,456	2,238
	15,860	12,294	11,741	14,448	15,195
Other Costs and Expenses:
Depreciation and amortization	$4,695	$4,703	$4,932	$4,746	$4,744

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
PSV
Time Charter Statistics:
Average rates per day worked	$21,507	$22,231	$19,424	$17,912	$21,819
Fleet utilization	65%	68%	55%	72%	58%
Fleet available days (1)	1,748	1,738	1,890	1,932	1,932
Out-of-service days for repairs, maintenance and drydockings	161	247	396	117	349
Operating Revenues:
Time charter	$24,439	$26,440	$20,286	$24,865	$24,488
Bareboat charter	846	838	708	364	372
Other marine services	592	433	508	1,561	2,855
	25,877	27,711	21,502	26,790	27,715
Direct Costs and Expenses:
Operating:
Personnel	$7,882	$8,567	$8,351	$8,999	$9,360
Repairs and maintenance	4,618	3,799	3,949	4,101	3,798
Drydocking	1,113	1,993	2,513	1,046	2,629
Insurance and loss reserves	546	906	631	618	636
Fuel, lubes and supplies	2,030	1,858	2,594	2,379	3,594
Other	3,262	2,199	2,018	2,566	2,821
	19,451	19,322	20,056	19,709	22,838
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$(3)
Depreciation and amortization	3,968	3,943	4,133	4,122	4,117

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Liftboats
Time Charter Statistics:
Average rates per day worked	$33,566	$31,904	$39,559	$39,326	$36,423
Fleet utilization	58%	67%	44%	68%	58%
Fleet available days	641	637	713	736	736
Out-of-service days for repairs, maintenance and drydockings	188	194	87	41	109
Out-of-service days for cold-stacked status	—	—	83	92	92
Operating Revenues:
Time charter	$12,388	$13,682	$12,275	$19,773	$15,643
Other marine services	1,128	1,168	1,289	1,177	1,142
	13,516	14,850	13,564	20,950	16,785
Direct Costs and Expenses:
Operating:
Personnel	$5,209	$5,673	$5,247	$5,678	$5,926
Repairs and maintenance	3,943	6,022	1,571	1,722	1,531
Drydocking	639	2,484	1,003	990	2,555
Insurance and loss reserves	1,145	1,376	1,241	1,384	1,334
Fuel, lubes and supplies	951	1,114	712	894	928
Other	407	803	482	860	473
	12,294	17,472	10,256	11,528	12,747
Other Costs and Expenses:
Depreciation and amortization	3,450	3,424	3,719	3,866	3,866

Other Activity
Operating Revenues:
Other marine services	$111	$191	$290	$195	$209
	111	191	290	195	209
Direct Costs and Expenses:
Operating:
Personnel	$12	$194	$5	$15	$36
Repairs and maintenance	25	30	(21)	2	(1)
Insurance and loss reserves	(13)	21	(236)	—	16
Fuel, lubes and supplies	1	—	1	—	—
Other	46	29	9	12	1
	71	274	(242)	29	52
Other Costs and Expenses:
Lease expense	$280	$325	$337	$340	$363
Depreciation and amortization	8	17	22	23	26

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$90,953	$34,381	$42,988	$59,491	$35,601
Restricted cash	17,255	17,174	2,440	16,649	2,263
Receivables:
Trade, net of allowance for credit loss	62,788	63,287	63,946	69,888	76,497
Other	16,801	10,439	8,811	7,913	7,841
Tax receivable	507	507	1,602	1,601	983
Inventories	2,552	2,539	2,827	2,760	3,139
Prepaid expenses and other	3,448	4,716	6,075	4,406	4,840
Assets held for sale	—	—	12,195	10,943	—
Total current assets	194,304	133,043	140,884	173,651	131,164
Property and Equipment:
Historical cost	797,381	887,408	881,961	900,414	921,445
Accumulated depreciation	(344,899)	(377,265)	(365,422)	(367,448)	(362,604)
	452,482	510,143	516,539	532,966	558,841
Construction in progress	40,394	31,772	27,248	11,904	11,935
Net property and equipment	492,876	541,915	543,787	544,870	570,776
Right-of-use asset - operating leases	903	1,179	3,293	3,436	3,575
Right-of-use asset - finance leases	22	25	28	36	19
Investments, at equity, and advances to 50% or less owned companies	2,707	2,310	4,507	3,541	2,046
Other assets	1,686	1,558	1,665	1,577	1,864
Total assets	$692,498	$680,030	$694,164	$727,111	$709,444
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$510	$543	$540	$606	$494
Current portion of finance lease liabilities	11	11	11	17	17
Current portion of long-term debt	30,000	30,000	30,000	27,500	28,605
Accounts payable	25,928	26,737	28,445	29,236	22,744
Other current liabilities	24,702	24,182	16,414	27,683	28,808
Total current liabilities	81,151	81,473	75,410	85,042	80,668
Long-term operating lease liabilities	567	812	2,926	2,982	3,221
Long-term finance lease liabilities	11	14	17	20	4
Long-term debt	311,858	310,980	310,108	317,339	272,325
Deferred income taxes	20,609	18,330	20,312	22,037	26,802
Deferred gains and other liabilities	639	625	1,356	1,369	1,416
Total liabilities	414,835	412,234	410,129	428,789	384,436
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	281	281	293	287	287
Additional paid-in capital	470,228	468,669	480,904	479,283	477,661
Accumulated deficit	(193,822)	(202,816)	(196,089)	(180,600)	(154,374)
Shares held in treasury	(9,639)	(9,639)	(9,628)	(8,110)	(8,110)
Accumulated other comprehensive income, net of tax	10,294	10,980	8,234	7,141	9,223
	277,342	267,475	283,714	298,001	324,687
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	277,663	267,796	284,035	298,322	325,008
Total liabilities and equity	$692,498	$680,030	$694,164	$727,111	$709,444

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Cash Flows from Operating Activities:
Net Income (Loss)	$8,994	$(6,727)	$(15,489)	$(26,226)	$(16,346)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	12,125	12,090	12,810	12,879	12,928
Deferred financing costs amortization	(86)	43	43	254	298
Stock-based compensation expense	1,559	1,510	1,627	1,622	1,604
Debt discount amortization	236	232	226	1,799	2,061
Allowance for credit losses	627	(213)	(407)	59	101
Gains from equipment sales, retirements or impairments	(30,230)	(19,163)	(5,809)	(11,624)	(1,821)
Losses on debt extinguishment	—	—	—	28,252	—
Derivative (gains) losses	(17)	(87)	(125)	536	(67)
Interest on finance lease	1	1	1	2	—
Settlements on derivative transactions, net	—	—	(373)	—	—
Currency (gains) losses	(218)	2,119	1,196	(1,308)	1,717
Deferred income taxes	2,279	(1,982)	(1,725)	(4,766)	(3,281)
Equity earnings	(393)	(218)	(889)	(1,430)	(1,012)
Dividends received from equity investees	—	3,199	—	—	1,498
Changes in Operating Assets and Liabilities:
Accounts receivables	(6,700)	284	5,333	5,448	(7,411)
Other assets	1,385	1,901	(1,681)	1,338	1,032
Accounts payable and accrued liabilities	(221)	4,934	(6,204)	1,693	9,325
Net cash (used in) provided by operating activities	(10,659)	(2,077)	(11,466)	8,528	626
Cash Flows from Investing Activities:
Purchases of property and equipment	(9,348)	(10,213)	(20,795)	(3,010)	(210)
Proceeds from disposition of property and equipment	76,068	31,592	8,472	22,441	2,331
Net cash provided by (used in) investing activities	66,720	21,379	(12,323)	19,431	2,121
Cash Flows from Financing Activities:
Payments on long-term debt	(7,500)	(7,500)	(5,000)	(2,479)	(7,770)
Payments on debt extinguishment	—	—	—	(328,712)	—
Payments on debt extinguishment cost	—	—	—	(3,671)	—
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	8,098	8,097	(396)	345,192	—
Payments on finance leases	(3)	(4)	(9)	(13)	(10)
Payments for repurchase of common stock	—	(7,089)	—	—	—
Payments for repurchase of warrants	—	(6,668)	—	—	—
Proceeds from exercise of stock options and warrants	—	—	—	—	38
Tax withholdings on restricted stock vesting	—	(11)	(1,518)	—	—
Net cash provided by (used in) financing activities	595	(13,175)	(6,923)	10,317	(7,742)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	(3)	—	—	—	(1)
Net Change in Cash, Restricted Cash and Cash Equivalents	56,653	6,127	(30,712)	38,276	(4,996)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	51,555	45,428	76,140	37,864	42,860
Cash, Restricted Cash and Cash Equivalents, End of Period	$108,208	$51,555	$45,428	$76,140	$37,864

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Managed	Total
September 30, 2025
FSV	21	—	21
PSV	19	—	19
Liftboats	5	—	5
	45	—	45
December 31, 2024
AHTS	—	2	2
FSV	22	1	23
PSV	21	—	21
Liftboats	8	—	8
	51	3	54